Filed pursuant to Rule 497(a)

Registration No. 333-256733

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Launch: Ares Capital Corporation

Launch: $300MM at T+235 bps

Issuer/Ticker: Ares Capital Corporation (ARCC)

Ratings*: Moody’s (Exp): Baa3/Positive

  S&P (Exp): BBB-/Stable

  Fitch (Exp): BBB/Stable

Tap (increase): Yes, ARCC 7.000% 01/15/27

Format: SEC Registered

Ranking: Sr Unsecured Note

Total Size: USD 300MM

Coupon Type: Fixed

Coupon: 7.000%

Coupon Frequency: Semi-Annually

IPT: T+250a

Maturity Date: Jan 15, 2027

Optional Redemption: Make Whole Call

Book Runner(s): Actives: BofA, JPM, SMBC, WFS (B&D)

Use of Proceeds: The Company expects to use the net proceeds of this offering to repay outstanding indebtedness under the Revolving Credit Facility ($1.4 billion aggregate principal amount outstanding as of October 18, 2023), the Revolving Funding Facility ($888 million aggregate principal amount outstanding as of October 18, 2023), the SMBC Funding Facility ($401 million aggregate principal amount outstanding as of October 18, 2023) and/or the BNP Funding Facility ($500 million aggregate principal amount outstanding as of October 18, 2023).

Change of Control: Yes, 100%

Settlement: T+3 (November 17, 2023)

Denominations: $2000 x $1000

Marketing: eRed

Sales into Canada: Yes – Exemption

Timing: Today’s Business

Cusip: 04010LBE2

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A shelf registration statement relating to these securities is on file with the Securities and Exchange Commission and has become effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533; SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-888-868-6856; or Wells Fargo Securities, LLC at 1-800-645-3751.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The preliminary prospectus supplement dated November 14, 2023, together with an accompanying prospectus dated June 3, 2021, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.